                                                                    EXHIBIT 99.1



                            STOCK PURCHASE AGREEMENT




                                  BY AND AMONG




                               CD WAREHOUSE, INC.




                                      AND




                   THE SEVERAL PURCHASERS NAMED IN SCHEDULE I



                            DATED AS OF MAY __, 1998

THE OFFER AND SALE OF THE SECURITIES REFERRED TO IN THIS AGREEMENT (THE "OFFERING") HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND SUCH SHARES ARE BEING OFFERED AND SOLD IN RELIANCE ON THE EXEMPTION FROM THE SECURITIES REGISTRATION AND QUALIFICATION REQUIREMENTS OF THE ACT AND SUCH STATE LAWS OFFERED BY REGULATION S (PROMULGATED UNDER THE ACT), REGULATION D AND/OR CERTAIN STATE LAW SECURITIES EXEMPTIONS. ACCORDINGLY, THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION AND QUALIFICATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION UNDER THE ACT AND SUCH LAWS IS THEN AVAILABLE. THE OFFER AND SALE OF THE SECURITIES EFFECTED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING.



                            STOCK PURCHASE AGREEMENT



     THIS STOCK PURCHASE AGREEMENT (the "Agreement") dated as of May __, 1998, is made by and among CD WAREHOUSE, INC., a Delaware corporation (the "Company"), and the several purchasers named in the attached Schedule I (individually a "Purchaser" and collectively the "Purchasers").



                              W I T N E S S E T H:



     WHEREAS, the Company wishes to sell and issue to the Purchasers an aggregate of _____________ shares of Common Stock (as hereinafter defined) at a purchase price of $______ per share; and

     WHEREAS, the Purchasers, severally, wish to purchase the Common Stock on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:



                                   ARTICLE I

                                  DEFINITIONS
                                  -----------



     For purposes hereof, the following terms shall have the meanings set forth below:

     1.01. "Certificate of Incorporation" shall have the meaning given such term in Section 3.02.

     1.02. "Best Knowledge" or "Best of its Knowledge" shall mean the due inquiry of the person making such statement of its officers, directors and appropriate employees and advisors who would reasonably be anticipated to have knowledge of such matter.

     1.03.  "Closing" shall have the meaning set forth in Section 2.03.
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STOCK PURCHASE AGREEMENT
Page 2

     1.04. "Closing Date" shall be the date of the Closing which will be held at such time or times as provided in Section 2.03.

     1.05.  "Commission" shall mean the Securities and Exchange Commission.

     1.06. "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

     1.07.  "Company" shall mean CD Warehouse, Inc., a Delaware corporation.

     1.08. "Disclosure Documents" shall have the meaning set forth in Section 3.05.

     1.09. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.10.  "Non-U.S. Purchaser" shall mean any Purchaser who is not a U.S.
            Person.

     1.11. "Person" shall mean an individual, corporation, trust, partnership, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

     1.12. "Purchaser" or "Purchasers" shall have the meaning given such term in the preamble of this Agreement.

     1.13. "Regulation S" shall mean Rules 901 through 905 promulgated under the Securities Act.

     1.14.  "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.15.  "Shares" shall mean the shares of Common Stock offered hereby.

     1.16. "Subsidiary" shall mean, as to the Company, any corporation of which more than 50% of the outstanding stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more of its subsidiaries, or by the Company and one or more of its subsidiaries.

     1.17. "U.S. Person" shall have the meaning specified in Rule 902 of the Securities Act.


                                   ARTICLE II

                          PURCHASE AND SALE OF SHARES
                          ---------------------------

     2.01. Sale of Shares. Subject to all of the terms and conditions herein stated, the Company agrees to sell, assign, transfer and deliver to each Purchaser on the Closing Date, and each Purchaser severally agrees to purchase from the Company on the Closing Date, the number of Shares set forth opposite the name of such Purchaser under the heading
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STOCK PURCHASE AGREEMENT
Page 3

            "Number of Shares" on Schedule I, at a purchase price of $10.00 (U.S.) per share. Upon execution of a counterpart signature page of this Agreement, each such Purchaser shall become a party hereto and shall be deemed to be a "Purchaser" for all purposes.

     2.02.  Closing. The closing of the sale (the "Closing") referred to in
            Section 2.01 of this Agreement shall take place on one or more occasions (each such closing being a "Closing Date") upon receipt by the Company of the executed signature pages hereto and upon receipt by the Escrow Agent of the purchase price payable by the Purchasers, at the offices of Day, Edwards, Federman, Propester & Christensen, P.C., 210 Park Avenue, Ste. 2900, Oklahoma City, Oklahoma 73102, but no later than June 1, 1998.

     2.03.  Closing Deliveries.

            (a) At Closing, the Company shall issue and deliver to each Purchaser a certificate or certificates in definitive form, registered in the name of and representing the respective Shares being purchased by such Purchaser, with the following restrictive legend set forth below (the "Restrictive Legend") in such denominations to be specified by Buyer:

                    "The securities represented by this Certificate have not been registered under the United States Securities Act of 1933 (the "Act") and may not be sold, transferred, pledged or otherwise hypothecated unless (a) they are covered by a registration statement or a post-effective amendment thereto under the Act, (b) they are covered by an exemption available under the Act, or (c) in the opinion of counsel for Buyer, which opinion shall be reasonably acceptable to the Company, such sale, transfer, pledge or hypothecation is otherwise exempt from the provisions of Section 5 of the Act."

            (b) As payment in full for the Shares being purchased by such Purchaser under this Agreement, and against delivery of the stock certificate or certificates therefor as aforesaid, on each respective Closing Date each Purchaser shall: (i) deliver to the Escrow Agent a check, payable to the order of Texas Community Bank, N.A., as Escrow Agent for the Company, in the amount set forth opposite the name of such Purchaser on
                 Schedule I; (ii) transfer such sum to the account of the Company by wire transfer; or (iii) deliver or transfer such sum to the Company by any combination of such methods of payments.

            (c) As soon as practicable following each Closing Date the Company shall cause its transfer agent to issue and deliver to the respective Purchaser(s) tendering payment on such Closing Date a certificate or certificates in definitive form, registered in the name of and representing the respective Shares being purchased by such Purchaser(s).
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STOCK PURCHASE AGREEMENT
Page 4

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     The Company represents and warrants to the Purchasers as follows:

     3.01. Organization and Qualifications. The Company and each of its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization; each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as a whole.

     3.02. Authorization. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, the issuance, sale and delivery of the Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency or government, the Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation"), or the Bylaws of the Company, as amended, or any provision of any indenture, agreement with or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

     3.03. Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditors' rights generally and by general principles of equity.

     3.04. Authorized Capital Stock. The authorized capital stock of the Company consists of: (i) 10,000,000 shares of Common Stock of which 1,920,000 shares were outstanding immediately prior to Closing; and
            (ii) 5,000,000 shares of Preferred Stock, none of which were outstanding immediately prior to Closing. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Certificate of Incorporation and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws.

     3.05. Access to Information. The Company has furnished Buyer with copies of the Company's most recent Annual Report on Form 10-KSB filed with the Commission, proxy statement relating to the 1998 Annual Meeting of Stockholders, and all forms 10-QSB and 8-K, if
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STOCK PURCHASE AGREEMENT
Page 5

            any, filed thereafter (collectively, the "Disclosure Documents").

     3.06. SEC Reporting. The Company is a "Domestic Issuer" and a "Reporting Issuer," as such terms are defined by Rule 902 of Regulation S. The Company has registered its Common Stock pursuant to Section 12(b) or
            (g) of the Exchange Act, and is in full compliance with all reporting requirements of either Section 13(a) or 15(d) of the Exchange Act. The Company's Common Stock trades on the Nasdaq SmallCap Market under the symbol CDWI. The Company shall use to its best efforts to maintain the listing of the Common Stock on the Nasdaq SmallCap Market or such other stock exchange listing the Common Stock. The Company has not received any notice or other communication regarding the removal of the Common Stock from the Nasdaq SmallCap Market.

     3.07. No Directed Selling Efforts. Neither the Company nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any directed selling efforts (as defined in Regulation S) with respect to the Shares, nor has the Company conducted any general solicitation (as that term is used in Regulation D under the Securities Act) with respect to the Shares.


                                   ARTICLE IV

                REPRESENTATION AND WARRANTIES OF THE PURCHASERS
                -----------------------------------------------

     4.01. Representations and Warranties Applicable to U.S. Purchasers. Each Purchaser who is a U.S. Person severally represents and warrants to the Company that:

            (a) it understands that (i) the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act; (ii) the Shares must be held a minimum of one year unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) the Shares will bear a legend to such effect; and (iv) the Company will make a notation on its transfer books to such effect.

     4.02. Non-U.S. Purchaser. Each Purchaser who is not a U.S. Person severally represents and warrants to the Company that:

            (a) it is not a U.S. Person within the meaning of Rule 902 under the Securities Act and was not organized for the specific purpose of acquiring the shares;

            (b) Buyer is not a "distributor" as defined by Rule 902 of Regulation S;

            (c) At the time the purchase order for this transaction was originated, the Buyer was physically outside of the United States and such purchase order was not the result of directed selling efforts by the Seller in the United States;

            (d) No offer to purchase the Shares was made by the Buyer while in the United States;
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STOCK PURCHASE AGREEMENT
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            (e)  it understands that (i) the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to regulation S thereof or Rule 904 promulgated thereunder and may not be offered or sold within the U.S. or to, or for the account or benefit of, U.S. persons except in transactions exempt from the registration requirements of the Securities Act; (ii) for a period of one year after the Closing Date, the Shares may not be offered or sold within the U.S. or to, or for the account or benefit of U.S. persons, (iii) the Shares will bear a legend to such effect; and (iv) the Company will make a notation on its transfer books to such effect;

            (f) Buyer acknowledges and agrees that the offer and sale of the Shares by the Company has not been registered under the Securities Act and agree that all subsequent offers and sales of the Shares will be made (i) outside the United States in compliance with Rule 904 of Regulation S, (ii) pursuant to registration of the Shares under the Securities Act, or (iii) pursuant to an exemption from such registration. Buyer understands the conditions of the exemption from registration afforded by Regulation S and Section 4(l) of the Securities Act and acknowledges that there can be no assurance that it will be able to rely on either exemption. Furthermore, Buyer will not resell the Shares to U.S. Persons or within the United States until after the end of the one year period commencing on the Closing Date (as defined below in Section 2) (the "Distribution Compliance Period") and thereafter only pursuant to registration of the Shares under the Securities Act or pursuant to an exemption from such registration;

            (g) Buyer agrees that, at all times after the execution of this Agreement by Buyer and prior to the expiration of the Distribution Compliance Period, it will keep its purchase of the Shares confidential, except as required by law and except as necessary in the ordinary course of Buyer's business;

      4.03  Representations and Warranties Applicable to all Purchasers.

            (a) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Shares or an investment company as defined in the Investment Company Act of 1940, as applicable;

            (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of an investment in the Shares and it is able financially to bear the risks thereof;

            (c) Buyer acknowledges receipt and review of the Disclosure Documents and the exhibits to this Agreement, and hereby represents that Buyer has been furnished by the Company during the course of this transaction with all information regarding the Company which the Buyer has requested or desired to know; that all documents which could be reasonably provided have been made available for
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STOCK PURCHASE AGREEMENT
Page 7

                 inspection and review, and that such information and documents have, in Buyer's opinion, afforded Buyer with all of the same information that would be provided in a registration statement filed under the Securities Act; that Buyer has been afforded the opportunity to ask questions of and receive answers form duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering of the Shares, and any additional information which Buyer has requested.

            (d) the Shares being issued to it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and

            (e) Buyer understands that the Shares are being offered and sold to it in reliance on specific provisions of United States and, if applicable state, securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the applicability of such provisions. Accordingly, Buyer agrees to notify the Company of any events which would cause the representations and warranties of Buyer to be untrue or breached at any time after the execution of this Agreement by Buyer and prior to the expiration of the Distribution Compliance Period.

           (f) This Agreement has been duly authorized, validly executed, and delivered on behalf of Buyer and is a valid and binding agreement enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

           (g) Buyer, in making the decision to purchase the Shares subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties. Notwithstanding, the Buyer has relied upon the accurateness and completeness of the Disclosure Documents.

           (h) Buyer has not taken any action that would cause the Company to be subject to any claim for commission or other fee or remuneration by any broker, finder, or other person and Buyer indemnifies the Company against any such claim caused by the actions of Buyer or any of its employees or agents.

           (i) Buyer understands that the Company makes no representation regarding the fulfillment on the future of any reporting requirements under the Exchange Act, or the dissemination to the public of any current information concerning the Company. Buyer understands and hereby acknowledges that the Company is under no obligation to register the Shares under the Securities Act.

           (j) Buyer agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by Buyer contained herein or any sale or distribution of the Shares by the Buyer in violation of
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STOCK PURCHASE AGREEMENT
Page 8


                applicable federal and state securities laws. This indemnification agreement shall survive the closing of this transaction.


                                   ARTICLE V

                       PURCHASERS' CONDITIONS TO CLOSING
                       ---------------------------------



     The obligation of each Purchaser to purchase the Shares under Article II is, at its option, subject to the satisfaction, on or before the Closing Date of the following conditions.


         5.01. Representations and Warranties to be True and Correct. The representations and warranties contained in Article Ill shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

         5.02. Performance. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date.


                                   ARTICLE VI

                         COMPANY CONDITIONS TO CLOSING
                         -----------------------------

    The obligations of the Company to consummate the Closing hereunder and sell the Common Stock shall be subject to the satisfaction of the following conditions precedent at or before the closing.


        6.01. Documents and Proceedings. All documents and instruments to be delivered by the Purchasers and all corporate and other proceedings in connection with this transaction shall have been so delivered and performed and shall be reasonably satisfactory to the Company and its legal counsel.

        6.02. Performance of Agreement. The Purchasers shall have performed all of their covenants and obligations under this Agreement.

        6.03. Representations and Warranties Correct. The representations and warranties of the Purchasers contained in Article IV of this Agreement shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.


                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

        7.01. Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

        7.02. Survival of Agreements. All covenants, agreements, representations and warranties made
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STOCK PURCHASE AGREEMENT
Page 9

               herein or in any instrument delivered to the Purchasers pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement, the issuance, sale and delivery of the Shares, and all statements contained in any instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

        7.03. Brokerage. Each party hereto will indemnify and hold harmless the others against and in respect of any claims for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

        7.04. Notices. All notices, requests, consents and other communications hereunder shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

               (a)  if to the Company, to:

                    Jerry W. Grizzle, President
                    1204 Sovereign Row,
                    Oklahoma City, Oklahoma 73108

                    with a copy to:

                    Bruce W. Day, Esq.,
                    Day, Edwards, Federman, Propester & Christensen, P.C., 210 Park Avenue, Ste. 2900
                    Oklahoma City, Oklahoma 73102; and

               (b) to each Purchaser at the address set forth in Schedule I; or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

        7.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma.

        7.07. Entire Agreement. This Agreement, including the Schedules hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules are hereby incorporated herein by reference.

        7.08. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        7.09. Amendments. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company.

        7.10. Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the
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STOCK PURCHASE AGREEMENT
Page 10

               entire Agreement shall not be affected thereby.

        7.11. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

             IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.

                                  CD WAREHOUSE, INC.,
                                  a Delaware corporation



                                  By:  __________________________
                                       Jerry W. Grizzle, President

    [Corporate Seal]

    Attest:



    By:  __________________________
         Bruce W. Day, Secretary

                            STOCK PURCHASE AGREEMENT


                                 SIGNATURE PAGE


                         ______________________________


                       Attached to and Made a Part of the


                            STOCK PURCHASE AGREEMENT


    By and among CD WAREHOUSE, INC., a Delaware corporation (the "Company"), and the Purchasers (as such term is defined therein) dated May __, 1998 (the "Purchase Agreement").


                   _________________________________________


    The undersigned, by execution of this Purchase Agreement Signature Page (the "Signature Page"), agrees to all terms and provisions of the Purchase Agreement and shall become a party thereto in like manner as if the undersigned had executed the original of said Purchase Agreement as a Purchaser. This Signature Page, when executed by the undersigned shall, together with all similar such Signature Pages executed by the parties to the Purchase Agreement, become one and the same instrument with the original Purchase Agreement to which these Signature Pages will be appended.

    Please indicate your agreement to the foregoing by executing below.

                                            PURCHASER:


DATED:________________                      ________________________________
                                            (Print Name of Purchaser)


                                            ________________________________
                                            (Signature)


                                            ________________________________
                                            (Print Title or Capacity
                                            (if Purchaser is not an individual))


                                            ________________________________
                                            (Print Name of Person Signing
                                            (if Purchaser is not an individual))